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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


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                                 CURRENT REPORT

         Pursuant to Section 13 of the Securities Exchange Act of 1934.

      Date of Report (Date of Earliest event reported): September 25, 1997


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                                   WSMP, INC.
             (Exact name of registrant as specified in its charter)


NORTH CAROLINA                        0-7277                     56-0945643
(State or other               (Commission File Number)           (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    Number)


CLAREMONT, NORTH CAROLINA                                           28610
(Address of principal executive office)                           (Zip Code)


Registrant's telephone number, including area code:  (704) 459-7626

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Item 1.           Changes in Control of Registrant.

                           None.

Item 2.           Acquisition or Disposition of Assets.

                           None.

Item 3.           Bankruptcy or Receivership.

                           None.

Item 4.           Changes in Registrant's Certifying Accountant.

                           None.

Item 5.           Other Events.

         WSMP, Inc. and Sagebrush, Inc. have signed a letter of intent pursuant to which WSMP will acquire Sagebrush in a stock for stock merger of the two companies. This transaction is subject to various conditions, including the approval of WSMP and Sagebrush shareholders, and Sagebrush directors. The exchange rate agreed upon by the parties is 0.324 shares of WSMP common stock for each share of Sagebrush common stock.

Item 6.           Resignations of Registrant's Directors.

                           None.

Item 7.           Financial Statements and Exhibits.

                  (a)      None.

                  (b)      None.

                  (c)      Exhibits:

         Exhibit 10.1 Letter of Intent between WSMP, Inc. and Sagebrush, Inc. dated September 25, 1997

         Exhibit 99.1 Press Release announcing Letter of Intent dated September 26, 1997

         Exhibit 99.2 Press Release concerning exchange rate dated September 26, 1997

Item 8.           Change in Fiscal Year.

                           None.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WSMP, INC.


                                        /s/ MATTHEW V. HOLLIFIELD
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                                        MATTHEW V. HOLLIFIELD
                                        Vice-President of Finance, Treasurer
                                        and Principal Financial Officer

October 1, 1997